SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2014

EXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35584	04-3139906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Network Drive, Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 564-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD

In response to Discovery Group I, LLC’s (“Discovery Group”) communication to the Exa Corporation (“Exa”) Board of Directors, which was included as an exhibit to Discovery Group’s Schedule 13D/A filed on September 24, 2014, on October 1, 2014 Exa’s Chairman of the Board, John J. Shields, sent the letter attached hereto as Exhibit 99.1 to Discovery Group.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Letter from John J. Shields, Exa Chairman of the Board, to Michael R. Murphy, Managing Partner of Discover Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXA CORPORATION

By:	/s/ Richard F. Gilbody
Richard F. Gilbody
Chief Financial Officer

Date: October 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from John J. Shields, Exa Chairman of the Board, to Michael R. Murphy, Managing Partner of Discover Group.

4